UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


       United States                000-51305                 45-0479535
       --------------               ---------                 ----------
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
     of Incorporation)               Number)              Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

         On April 27, 2007, Heritage Financial Group issued a press release announcing its financial results for the first quarter ended March 31, 2007. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

         In the press release issued on April 27, 2007, the Company also announced that its Board of Directors has declared a regular quarterly cash dividend of $0.06 per common share. The dividend will be paid on May 25, 2007, to stockholders of record as of May 11, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         99   Press Release dated April 27, 2007


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HERITAGE FINANCIAL GROUP



Date:  April 27, 2007                      By:  /s/  T. Heath Fountain
                                                --------------------------------
                                                 T. Heath Fountain
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
------           -------------------------

  99             Copy of press release issued by the Company on April 27, 2007.